Exhibit 99.7

Employee Q&A

Employee Q&A

General

What was announced today?
ATK’s Board of Directors has approved a plan to create two independent public companies in Outdoor Sports and Aerospace & Defense. The transaction will be accomplished by a tax-free spin-off of our Sporting Group (Sporting) to ATK shareholders, immediately followed by a tax-free, all-stock merger of the remaining ATK businesses (ATK’s Aerospace and Defense Groups) with Orbital Sciences Corporation. The combined company will be known as Orbital ATK, Inc. ATK shareholders will own 100 percent of the shares of Sporting and approximately 53.8 percent of the shares in the combined company, with Orbital shareholders owning the remaining 46.2 percent of the shares. For more information, please read the press release on www.atk.com.

What does this mean for me?
Both companies will have strategies to support growth on their own and succeed in their markets. Both companies will continue to provide a competitive compensation and benefits package and offer career opportunities for employees in their specific business segments. Orbital and ATK have similar cultures and a history of working together. We currently work together on several programs, including Antares, Pegasus, Stratolaunch and others. ATK is currently a valued supplier to Orbital, and we understand one another’s processes, expectations and cultures.

When is the transaction expected to be completed?
The transaction is subject to a number of customary closing conditions. The transaction is expected to close by the end of calendar year 2014, with milestones throughout the year. ATK and Orbital will continue to operate separately until the transaction closes.

When will we receive more specifics on how this impacts current ATK employees?
As we continue to file public documents throughout this process, we will share information with you. We will do our best to keep you informed, but we won’t be commenting on every report that appears in the media.

Where will the headquarters be located?
Orbital ATK’s headquarters will be in Dulles, Virginia. The new Sporting company’s headquarters will be in Utah.

Will my benefits stay the same?
There will not be any changes at this time. The companies will assess the programs to determine whether changes are warranted after closing.

What should I be doing now?
Most importantly, continue to stay safe while delivering quality, on-time products to customers. Take time to read the announcement and our public materials and understand this decision.
Financial

Financial

What are the terms of the transaction?
Please see the press release on www.atk.com for what has been made publicly available.

Why did ATK make this move now?
ATK’s Sporting and A&D businesses operate in two fundamentally different markets with very different operating dynamics, compliance requirements, customer sets and growth opportunities. As standalone companies, they will be more focused businesses, with clear and distinct visions and objectives, additional operational flexibility, and the financial strength to make the most of their unique opportunities in their respective industries.

What does this mean if I hold ATK stock?
ATK shareholders will own 100 percent of the shares in Sporting and approximately 53.8 percent of the shares in Orbital ATK. Employees who hold unvested equity awards in ATK will receive information about how those awards will be converted into equity awards in the new companies.

Are there any regulatory or shareholder approvals needed before the transaction can be completed?
Yes. The transaction is expected to close by the end of calendar year 2014 and is subject to customary closing conditions, including regulatory approvals and the approval of ATK’s and Orbital’s shareholders. ATK and Orbital will continue to operate separately until the transaction closes.

Operations

Operations

Will there be any layoffs as a result of this transaction?
Integration planning has not yet begun. We will share any updates with you once the planning is in progress.

Will any facilities be closed as a result of this transaction?
Integration planning has not yet begun. We will share any updates with you once the planning is in progress.

What does this mean for ATK’s customers?
Customers should not see any changes as a result of the transaction. We will continue to deliver highly engineered products that meet the needs of our customers.

Sporting
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What is the name of the new Sporting company?
The name has not yet been announced.

What positions have been announced at the new Sporting company?
Mark DeYoung will serve as Chairman and CEO.

Where will the headquarters for the new Sporting company be located?
Utah

How long will it take to separate the Sporting Group from ATK?
At the closing, Sporting will be an independent public company. After the closing, there will be an approximately 12-month transition period that will include certain shared services support provided to Sporting by Orbital ATK. Both Sporting and Orbital ATK will continue to benefit from arrangements regarding the sale by Orbital ATK to Sporting of ammunition from the Lake City Army Ammunition Plant, which ATK currently maintains and operates for the U.S. Army, and the sale of components and gun powder from New River Energetics.

Why did ATK make the decision to spin the Sporting Group?
ATK believes that evolving Sporting into a standalone entity will facilitate opportunities to further drive growth and marshal resources to broaden and deepen its market leadership. ATK believes that a more focused corporate leadership team, operating within a clearly defined commercial market will contribute to unlocking significant value for ATK shareholders.

Will the new Sporting company keep the same products?
As of now, there are no changes to announce regarding ATK’s sporting and outdoor product portfolio.

A & D

What is the name of the new A&D company?
Orbital ATK, Inc.

What positions have been announced at Orbital ATK?
Orbital’s co-founder, Chairman, President and CEO David Thompson will serve as President and CEO of Orbital ATK. Blake Larson, ATK’s Senior Vice President and Aerospace Group President, will serve as Orbital ATK’s Chief Operating Officer. Garrett Pierce, Orbital’s Chief Financial Officer, will serve as CFO at Orbital ATK. General Ron Fogleman, USAF (Ret.), who currently serves as ATK’s Board Chairman, will serve as Orbital ATK’s Chairman of the Board.

Where will the headquarters for Orbital ATK be located?
Dulles, Virginia.

Do shareholders have to approve the merger?
Closing of the merger is subject to approval by both ATK shareholders and Orbital shareholders.

Why is ATK merging with Orbital?
We currently work with Orbital on several programs, including Antares, Minuteman, Pegasus, Stratolaunch and others. We are currently a valued supplier to Orbital, and we understand one another’s processes, expectations and cultures.

Will ATK continue to pay a dividend to shareholders?
ATK will continue to pay a dividend to shareholders until the transaction is complete. The future dividend has not been determined at this time.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s shareholders and Orbital will merge with a subsidiary of ATK with Orbital surviving the merger as a wholly-owned subsidiary of ATK (the “Transaction”), the expected timetable for completing the Transaction, benefits and synergies of the Transaction and the expected tax treatment for the Transaction, future opportunities for Sporting and the combined company and products and any other statements regarding Sporting’s,  ATK’S and Orbital’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “expected,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including the receipt of approval of both ATK’s shareholders and Orbital’s shareholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time-frames or at all and to successfully integrate Orbital’s operations with those of the ATK A&D; the integration of Orbital’s operations with those of ATK A&D being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transaction; the retention of certain key employees being difficult; Sporting’s ability to operate successfully as a standalone business; Sporting’s, ATK’s and Orbital’s ability to adapt its services to changes in technology or the marketplace; Sporting’s, ATK’s and Orbital’s ability to maintain and grow its relationship with its customers; reductions or changes in NASA or U.S. Government military spending, timing of payments and budgetary policies, including impacts of sequestration under the Budget Control Act of 2011, and sourcing strategies; intense competition; increases in costs, which the business may not be able to react to due to the nature of U.S. Government contracts; changes in cost and revenue estimates and/or timing of programs; the potential termination of U.S. Government contracts and the potential inability to recover termination costs; reduction or change in demand for commercial ammunition, firearms or accessories, including the risk that placed orders exceed actual customer requirements; risks associated with expansion into commercial markets; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates, and health care cost trend rates; greater risk associated with international business, including foreign currency exchange rates and fluctuations in those rates; other risks associated with U.S. Government contracts that might expose Sporting, ATK or Orbital to adverse consequences; costs of servicing debt, including cash requirements and interest rate fluctuations; security threats, including cybersecurity and other industrial and physical security threats, and other disruptions; supply, availability, and costs of raw materials and components, including commodity price fluctuations; government laws and other rules and regulations applicable to Sporting, ATK and Orbital, such as procurement and import-export control, and federal and state firearms and ammunition regulations; the novation of U.S. Government contracts; performance of subcontractors; development of key technologies and retention of a qualified workforce; fires or explosions at any of Sporting’s, ATK’s or Orbital’s facilities; environmental laws that govern past practices and rules and regulations, noncompliance with which may expose Sporting, ATK or Orbital to adverse consequences; impacts of financial market disruptions or volatility to customers and vendors; results of acquisitions or other transactions, including the ability to successfully integrate acquired businesses and realize anticipated synergies, cost savings and other benefits, and costs incurred for pursuits and proposed acquisitions that have not yet or may not close; unanticipated changes in the tax provision or exposure to additional tax liabilities; and the costs and ultimate outcome of litigation matters and other legal proceedings. Additional information concerning these and other factors can be found in ATK’s and Orbital’s filings with the Securities and Exchange Commission (the “SEC”), including ATK’s and Orbital’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  ATK and Orbital assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s shareholders and Orbital will merge with a subsidiary of ATK, with Orbital surviving the merger as a wholly-owned subsidiary of ATK, ATK and Orbital intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including an ATK registration statement on Form S-4 that will include a joint proxy statement of ATK and Orbital that also constitutes a prospectus of ATK.  In addition, Sporting, a subsidiary of ATK, intends to file a registration statement on Form 10 or S-1 that will constitute a prospectus of Sporting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENTS/PROSPECTUSES AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATK, ORBITAL, SPORTING AND THE PROPOSED TRANSACTION.  The joint proxy statement and registration statements/prospectuses and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from ATK upon written request to ATK by emailing investor.relations@atk.com  or by calling Michael Pici at 703-412-3216 or from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder.  However, ATK, Orbital and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC.  Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2013 on Form 10-K filed with the SEC on May 23, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on June 14, 2013.  Information regarding Orbital’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on March 11, 2014.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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